Exhibit 99.1

ADVANCED INHALATION THERAPIES (AIT) LTD

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2016

U.S. DOLLARS IN THOUSANDS

UNAUDITED

ADVANCED INHALATION THERAPIES (AIT) LTD.
CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands

	September 30,	December 31,
	2016	2015
	Unaudited

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$20	$129
Restricted bank deposits	12	12
Receivables and prepaid expenses	11	11

Total current assets	43	152

NON-CURRENT ASSETS:

Deferred IPO costs	-	352
Property and equipment, net	66	93

Total non-current assets	66	445

TOTAL ASSETS	$109	$597

The accompanying notes are an integral part of the consolidated financial statements.

ADVANCED INHALATION THERAPIES (AIT) LTD.

CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands, (except share and per share data)

	September 30,	December 31,
	2016	2015
	Unaudited
LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Line of credit	$53	$-
Trade payables	466	124
Other accounts payable	967	716
Loans from a related party	99	29

Total current liabilities	1,585	869

CONVERTIBLE NOTES	2,547	1,552

TOTAL LIABILITIES	4,132	2,421

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIENCY:

Ordinary shares, NIS 0.01 par value per share -
11,665,085 shares authorized at September 30, 2016 (unaudited) and December 31, 2015; 1,452,290 and 1,448,363 issued and outstanding shares at September 30, 2016 (unaudited) and December 31, 2015, respectively	29	29
Convertible Preferred A shares, NIS 0.01 par value per share -
790,630 shares authorized at September 30, 2016 (unaudited) and December 31, 2015; 759,086 issued and outstanding shares at September 30, 2016 (unaudited) and December 31, 2015	16	16
Aggregate liquidation preference of Convertible Preferred A Shares at September 30, 2016 (unaudited) amounted to $2,329
Additional paid- in capital	8,531	7,984
Deficit accumulated	(12,599)	(9,853)

Total shareholders' deficiency	(4,023)	(1, 824)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIENCY	$109	$597

The accompanying notes are an integral part of the consolidated financial statements.

ADVANCED INHALATION THERAPIES (AIT) LTD.

STATEMENTS OF CONSOLIDATED COMPREHENSIVE LOSS

U.S. dollars in thousands, (except share and per share data)

	Nine months ended September 30,
	2016	2015
	Unaudited

Operating expenses:
Research and development expenses	$573	$1,433
General and administrative expenses	523	495
Costs related to aborted IPO	621	-

Operating loss	1,717	1,928

Financial expense, net	990	713
Revaluation of warrants to purchase Convertible Preferred A Shares	-	152

Loss before taxes on income	2,707	2,793

Tax on income	39	117

Net comprehensive loss	2,746	2,910

Net basic and diluted loss per share	1.99	2.11

Weighted average number of Ordinary Shares used in computing basic and diluted net loss per share	1,448,750	1,448,363

The accompanying notes are an integral part of the consolidated financial statements.

ADVANCED INHALATION THERAPIES (AIT) LTD.
STATEMENTS OF CHANGES IN CONSOLIDATED SHAREHOLDERS' DEFICIENCY

U.S. dollars in thousands, (except share and per share data)

	Ordinary shares		Preferred A shares		Additional paid-in	Deficit	Total shareholders'
	Number	Amount	Number	Amount	capital	accumulated	Deficiency

Balance as of January 1, 2015	1,448,363	$29	525,051	$11	$2,890	$(6,371)	$(3,441)

Conversion of warrants into Convertible Preferred A Shares at $2.457 per share, net of issuance costs	-	-	234,035	5	3,408	-	3,413
Stock-based compensation related to options granted to employees and non-employees	-	-	-	-	429	-	429
Stock-based compensation related to RSU's granted to director	-	-	-	-	18	-	18
Beneficial conversion feature in respect to Convertible Notes	-	-	-	-	1,239	-	1,239
Net loss	-	-	-	-	-	(3,482)	(3,482)

Balance as of December 31, 2015	1,448,363	29	759,086	16	7,984	(9,853)	(1,824)

Modification of Consultants' warrants to purchase Ordinary Shares	-	-	-	-	94	-	94
Stock-based compensation related to options granted to employees and non-employees	-	-	-	-	254	-	254
Stock-based compensation related to RSU's granted to Board of Directors' member	-	-	-	-	22	-	22
Issuance of Ordinary shares	3,927	*) -	-	-	-	-	*) -
Beneficial conversion feature in respect to Convertible Notes	-	-	-	-	177	-	177
Net loss	-	-	-	-	-	(2,746)	(2,746)

Balance as of September 30, 2016 (unaudited)	1,452,290	$29	759,086	$16	$8,531	$(12,599)	$(4,023)

*) Represents an amount lower than $1.

The accompanying notes are an integral part of the consolidated financial statements.

ADVANCED INHALATION THERAPIES (AIT) LTD.
STATEMENTS OF CONSOLIDATED CASH FLOWS

U.S. dollars in thousands

	Nine months ended September 30,
	2016	2015
	Unaudited
Cash flows from operating activities

Net loss	$(2,746)	$(2,894)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	20	19
Capital loss in respect to property and equipment	4	-
Stock-based compensation and RSU's	370	302
Amortization of beneficial conversion feature and debts issuance costs in the Convertible Notes	776	526
Revaluation of warrants to purchase Convertible Preferred A Shares	-	152
Imputed interest on Convertible Notes, loans from related parties and line of credit	215	145
Change in:
Receivables and prepaid expenses	-	23
Trade payables	342	16
Other accounts payable	252	181
Deferred IPO costs that was aborted	352	-

Net cash used in operating activities	(415)	(1,530)

Cash flows from investing activities

Selling of property and equipment	3	-
Purchase of property and equipment	-	(6)

Net cash (used in) provided by investing activities	3	(6)

Cash flows from financing activities

Proceeds from loan from related party	70	-
Proceeds from issuance of Convertible Note, net of issuance costs	184	1,069
Proceeds from line of credit	467	-
Maturity of line of credit	(418)	-
Proceeds from conversion of warrants into Convertible Preferred A Shares, net of issuance costs	-	540
Deferred IPO costs that were paid	-	(45)

Net cash provided by financing activities	303	1,564

Increase (decrease) in cash and cash equivalents	(109)	28
Cash and cash equivalents at the beginning of the period	129	161

Cash and cash equivalents at the end of the period	$20	$189

Supplemental disclosure of non‑cash financing activities:

Conversion of warrants into Convertible Preferred A Shares	$-	$2,873

The accompanying notes are an integral part of the consolidated financial statements.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 1:-	GENERAL

a.
Advanced Inhalation Therapies (AIT) Ltd. (the "Company") was incorporated in Israel on May 1, 2011 and commenced its operation in May, 2012. The Company is an emerging Israeli drug development company focusing on the development and commercialization of nitric oxide formulations for the treatment of respiratory infections and diseases. The AIT pipeline includes therapies against respiratory infections in acute and chronic diseases such as: bronchiolitis (RSV), cystic fibrosis (CF), pneumonia, and asthma.

The Company has not generated revenue from the sale of any product, and does not expect to generate significant revenue unless and until the obtaining of marketing approval and commercializing its products.

b.
On August 29, 2014, the Company established a wholly-owned subsidiary, Advanced Inhalation Therapies (AIT) Inc. ("Inc.") in USA which its principal business activity is to provide executive management and administrative support functions to the Company.

c.
Since its inception, the Company has devoted substantially most of its effort to business planning, research and development. The Company has incurred losses and has accumulated negative cash flow from operating activities amounted to $2,746 and $415 during the nine months period ended September 30, 2016, respectively, and has an accumulated deficit of $12,599 as of September 30, 2016. These conditions raise substantial doubts about the Company's ability to continue as a going concern. The Company's ability to continue to operate is dependent upon raising additional funds to finance its activities. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term development and commercialization of its products.

The consolidated financial statements do not include any adjustments with respect to the carrying amounts of assets and liabilities and their classification that might be necessary should the Company be unable to continue as a going concern.

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the annual consolidated financial statements of the Company as of December 31, 2015 are applied consistently in these interim consolidated financial statements. For further information, refer to the consolidated financial statements as of December 31, 2015.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 3:-	UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Pursuant to those rules and regulations, the Company has condensed or omitted certain information and footnote disclosure it normally includes in its annual consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles ("US GAAP"). In the opinion of management, the Company has made all adjustments (consisting only of normal, recurring adjustments, except as otherwise indicated) considered necessary for a fair presentation of the Company’s consolidated financial position as of September 30, 2016. Consolidated results of operations and consolidated cash flows for the nine months periods ended September 30, 2016 and 2015, have been included. The results for the nine months period ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ended December 31, 2016.

NOTE 4:-	LINE OF CREDIT

In January 2016, the Company entered into an agreement for a renewable line of credit for a maximum withdrawal amount of $49 with imputed interest in average rate of 5.1%. Such line of credit is renewed on a monthly basis upon the Company's request. As of September 30, 2016, the line of credit and accrued interest are amounted to $53.

NOTE 5:-	CONVERTIBLE NOTES

Starting December 2013 and until September 30, 2016, the Company entered into Convertible Notes Agreements ("Agreement") and received an aggregate amount of $3,342 ("Convertible Notes"), $855 out of which from related parties (see also Note 8e). Such Convertible Notes bear an interest rate of 8% per annum compounded annually and are convertible, with accrued interest, to the most senior shares of the Company. The maturity date of the Convertible Notes, unless converted earlier, is the earlier to occur of (i) December 12, 2017 or (ii) an event of default as defined in the Agreement. The conversion price was set to (i) $2.457 upon voluntary conversion, and (ii) the lowest of 66.6% of the price of the most senior shares of the Company or a price per share of $5.46 calculated in accordance with the valuation of the Company being $13,333 ("Discounted Conversion Price") upon mandatory conversion in case of a "triggering event" as defined in the Agreement.

According to the Agreement, upon a triggering event caused by a financing round of at least $2,000, the holders of the Convertible Notes will have the right to participate in the next equity round, and shall have the right to purchase an amount of the most senior class of shares to be issued to the investors in such equity round, at a discounted conversion price ("Participation Rights"). In the event of an initial public offering of the Company at the offering price reflecting a pre-money valuation of at least $20,000 ("Qualified IPO"), the Participation Rights will automatically expire and the holder will instead be granted options to purchase Ordinary Shares of the Company, for an aggregate price of the principal amount invested via Convertible Notes. The exercise price of the option will be equal to the Discounted Conversion Price. The options will remain exercisable until the earlier of two years from a Qualified IPO and an acquisition of the Company.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 5:-	CONVERTIBLE NOTES (Cont.)

With respect to the aforesaid Convertible Notes, the Company applies ASC 470, "Debt with Conversion and Other Options" ("ASC 470"), pursuant to which' the Company recognizes and measures the Beneficial Conversion Feature ("BCF") in the Convertible Notes at the commitment date by allocating a portion of the proceeds equal to the intrinsic value of the feature to additional paid-in-capital. The intrinsic value of the feature is calculated on the commitment date using the effective conversion price. The discount resulting from the BCF is amortized over the life of the Convertible Notes through financial expenses unless mandatorily converted earlier.

The Convertible Notes balance consists of the following:

	September 30, 2016	December 31, 2015
	Unaudited

Opening balance	$1,552	$568
Receipt of Convertible Notes	184	1,277
BCF in respect of Convertible Notes	(177)	(1,239)
Amortization of BCF	764	759
Capitalization of debts issuance costs	-	(38)
Amortization of debts issuance costs	12	9
Imputed interest	212	216

	$2,547	$1,552

NOTE 6:- CONTINGENT LIABILITIES AND COMMITMENTS

a.
The Company is engaged in an operating lease agreement for its office facilities. Future minimum non-cancelable rental payments under the operating lease are $14 for the year ending December 31, 2016. Rent expenses for the nine months periods ended September 30, 2016 and 2015 amounted to $10 and $13, respectively.

b.
On October 22, 2013, the Company entered into certain patent license agreement with a third party pursuant to which the Company shall pay to the third party a non-refundable upfront fee amounted to $150 and is obligated to pay the third party 5% royalties of the licensed product revenues, but at least $50 per annum at the royalty period. As of September 30, 2016, the Company did not record any revenues and therefore no royalties were paid or accrued.

c.
On April 8, 2014, the Company signed a finder fee agreement pursuant to which among others the Company will grant to the finder fee of 6% of the Company's conversion shares to be actually issued to certain lenders upon actual conversion of the lender's Convertible Notes as described in Note 5.

d.
On March 4, 2015, the Company entered into an agreement with certain gas supplier pursuant to which the supplier will receive exclusivity on the US market in exchange for gas supply for clinical studies for Bronchiolitis.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 6:- CONTINGENT LIABILITIES AND COMMITMENTS (Cont.)

e.
On August 3, 2015 ("Effective Date"), the Company entered into agreement with certain individual to serve as the Company's chairman of the Board of Directors pursuant to which, among others, the Company will pay as compensation and benefits upon consummation of Initial Public Offering ("IPO") (i) an annual retainer of $75 to be paid on equal installments and (ii) 3,955,000 restricted shares of the Company with vesting schedule of 50% if such shares to be vested after 6 month anniversary of the completion of an IPO and the remaining 50% of such shares after 18 month anniversary of the completion of an IPO. Upon closing change of control transaction, as defined in the agreement, the unvested options shall be accelerated and vested immediately.

The agreement shall commence as of the Effective Date and shall continue for a period of three years, subject to earlier termination as defined in the agreement.

f.
In August 2015, the Company entered into an Option Agreement ("Agreement") with a third party whereby the Company acquired for $25 the option to purchase certain intellectual property assets and rights ("Option"). According to the Agreement, the option is exercisable for a period of six months starting August 2015 (which was extended in 2016 for a period which is ended December 2016). Upon exercise of the option, the Company will be obligated to pay an exercise price of $500 and will be required to make certain one-time development and sales milestone payments to the third party starting from the date when the Company will receive regulatory approval for the commercial sale of its first product candidate.

In addition, the Company has issued to the third party a warrant to purchase up to such amount of Ordinary Shares of the Company in such number equal to $1,000 divided by 80% of the price per share of each Ordinary Share of the Company determined for the purposes of the Company's IPO. The warrant shall be exercisable, in whole or in part, until the seventh anniversary as of the date of grant of the warrant.

g.
The Company entered into employment agreements with certain employees and service agreements with certain vendors pursuant to which in the event that the Company succeeds in achieving and consummating an IPO until the year ended December 31, 2016 the Company will pay a one-time bonus as IPO success payment. As of September 30, 2016, the Company's contingent commitment in such regard amounted to $318.

h.
On June 24, 2016 ("Effective Date"), the Company entered into agreement with certain individual to serve as the Company's member of the Board of Directors pursuant to which, among the others, the Company will pay as compensation and benefits upon consummation of IPO (i) an annual retainer of $40 to be paid on equal installments; (ii) one-time bonus amounted to $150 with 30 days from completion of an IPO and (iii) restricted shares equal to 3% of all issued and outstanding fully diluted shares of the Company after the completion of an IPO (including any green shoe or similar) with vesting schedule of 33.33% of such shares to be vested immediately upon the completion of an IPO, 33.33% of such shares to be vested after 6 month anniversary of the completion of an IPO and the remaining 33.33% of such shares after 12 month anniversary of the completion of an IPO. Upon closing change of control transaction, as defined in the agreement, the unvested options shall be accelerated and vested immediately.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 6:- CONTINGENT LIABILITIES AND COMMITMENTS (Cont.)

The agreement shall commence as of the Effective Date and shall continue for a period of three years, subject to earlier termination as defined in the agreement.

NOTE 7:-	SHAREHOLDERS' DEFICIENCY

a.	Share capital:

1.	Ordinary Shares

The Ordinary Shares confer upon their holders the right to participate and vote in general shareholders meetings of the Company and to share in the distribution of dividends, if any, declared by the Company, and rights to receive a distribution of assets upon liquidation.

2.	Convertible Preferred A Shares:

The Convertible Preferred A Shares confer on the holders thereof all rights accruing to holders of Ordinary Shares in the Company and, in addition, bear the following rights (and such other rights set forth in the Company's AOA):

Voting - Every holder of Convertible Preferred A Shares shall have one vote for each Ordinary Share into which the Convertible Preferred A Shares held by him of record could be converted, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means. The holders of each class of Convertible Preferred A Shares shall vote separately on all matters that by law or under the Articles of Association are subject to a class vote.

Conversion - Each Preferred A Share shall be convertible, without payment of additional consideration, by the holder thereof into Ordinary Shares at the option of the holder thereof, at any time after the date on which such Preferred A Share was issued by the Company. In addition, all Convertible Preferred A Shares are mandatorily convertible into Ordinary Shares simultaneously with the occurrence of the first to occur of (A) the consummation of an IPO of the Company’s Ordinary Shares, reflecting a pre-money valuation of the Company of no less than $20,000 and netting to the Company proceeds of no less than $5,000; or (B) the holders of the majority of the issued and outstanding Convertible Preferred A Shares elect to convert their Convertible Preferred A Shares into Ordinary Shares.

Dividend Preference - When, as, and if a dividend is declared and distributed, the holders of the Convertible Preferred A Shares shall be entitled to receive, prior to any distribution of dividends to the holders of Ordinary Shares, a dividend, up to the cumulative aggregate amount, with respect to all dividends distributed, of the Preferred A Preference Amount (as defined below). After the dividend preferences of the Convertible Preferred A Shares have been paid in full, the Convertible Preferred A Shares will participate pro-rata with the Ordinary Shares in the receipt of any additional dividends on an as-converted basis.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 7:-	SHAREHOLDERS' DEFICIENCY (Cont.)

Liquidation Preference- In the event of any liquidation (including a deemed-liquidation event), each of the holders of Convertible Preferred A Shares, then outstanding, shall be entitled to be paid out of the assets available for distribution to the shareholders, whether capital, surplus, earnings, securities or assets of any kind (the “Liquidation Assets”), prior and in preference to any distribution, declaration or setting apart for payment of any amount made in respect of any other shareholder an amount per share equal to the original issue price plus 8% per annum, plus any accrued but unpaid dividends thereon, but minus any dividends previously declared and paid for such share (“Preferred A Preference Amount”).

b.
On October 28, 2016, the Company's Board of Directors and the shareholders approved a reverse share split of all outstanding Ordinary Shares of the Company, by way of issuance and distribution of bonus shares without a change in nominal value of the Company's outstanding shares at a ratio of approximately 8.03 for 1.

For accounting purposes, all Ordinary Shares, warrants to purchase Ordinary Shares and Convertible Preferred A Shares, options to purchase Ordinary Shares and loss per share amounts have been adjusted to give retroactive effect to this reverse share split for all periods presented in these consolidated financial statements. Any fractional shares resulting from the reverse share split will be rounded up to the nearest whole share.

c.	Issuances of Convertible Preferred A Shares:

1.
In January 2015, one of the Company's shareholders exercised 101,754 warrants to 101,754 Convertible Preferred A Shares for a total consideration of $250 which reflects an exercise price of $2.457. Consequently, the Company issued additional 4,070 Convertible Preferred A Shares at par value on the issuance date to consultant in respect to exercise of 4,070 warrants.

2.
In August, 2015, the Company's shareholders exercised 118,035 warrants to 118,035 Convertible Preferred A Shares for a total consideration of $290 which reflects an exercise price of $2.457. Consequently, the Company issued additional 4,070 Convertible Preferred A Shares at par value on the issuance date to consultant in respect to exercise of 4,070 warrants.

In addition, the Company decided to grant to the aforementioned shareholders additional 5,902 warrants to purchase Convertible Preferred A Shares at par value with no exercise price which have been converted into 5,902 Convertible Preferred A Shares. Consequently, the Company issued additional 204 Convertible Preferred A Shares at par value to consultant in such respect.

d.
As of December 31, 2015, the Company planned to have its securities listed on the OTCQB for the purpose of raising capital to finance its operations. Thus, during the year ended December 31, 2015, the Company incurred direct and incremental costs related to the IPO, including among others, accounting, consulting, legal and printing fees of $352, which were capitalized as a non-current asset. As of December 31, 2015, $146 out of the aforementioned amount was paid.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 7:-	SHAREHOLDERS' DEFICIENCY (Cont.)

In the beginning of 2016, the Company's Board of Directors decided to abort the IPO and therefore the aforementioned deferred IPO costs together with additional related costs amounted to $269 that have been generated in 2016 have been charged as separate line in the statement of comprehensive loss.

e.	Stock options granted to employees:

In September and December 2013, the Company authorized through its 2013 Incentive Option Plan (the "2013 Plan"), the grant of options and Restricted Share Units ("RSU's) to officers, directors, advisors, management and other key employees. The Company reserved for grants of options up to 466,676 of the Company's Ordinary Shares. The options granted have generally between 2 to 4 years vesting terms and expire 10 years after the grant date. Certain options will be accelerated upon fulfillment of certain conditions. As of September 30, 2016, 177,772 options and RSU's were still available for future grants under 2013 Plan.

A summary of the Company's options activity for employees and directors under the Company's 2013 Plan is as follows:

	Nine months period ended September 30, 2016,
	Number of options	Weighted average exercise price	Weighted average remaining contractual life

Options outstanding at beginning of period	146,622	$3.38	8.92
Granted	-	-	-

Options outstanding at end of period	146,622	3.38	8.17

Options vested and expected to period	146,622	3.38	8.17

Options exercisable at end of period	84,122	$2.03	7.62

As of September 30, 2016, the aggregated intrinsic value of outstanding and exercisable options is $242 and $215, respectively. The aggregate intrinsic value represents the total intrinsic value (the difference between the deemed fair value of the Company's Ordinary Shares on the last day of third quarter of 2016 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on September 30, 2016. This amount is impacted by the changes in the fair market value of the Company's shares.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 7:-	SHAREHOLDERS' DEFICIENCY (Cont.)

f.	Options granted to non-employees:

The Company granted options to certain non-employees under the Company's 2013 Plan and accounted for these options in accordance with ASC 505-50.

The outstanding options granted to the Company's non-employees are as follows:

Grant date	Number of options	Exercise price		Expiration date

September 8, 2013	17,080		$4.01	September 8, 2023
September 8, 2013	2,340	$	*) -	September 8, 2023
December 29, 2013	3,511		$4.01	December 29, 2023
April 8, 2014	9,158	$	*) -	April 8, 2024
July 24, 2014	2,492		$5.46	July 24, 2024
March 1, 2015	57,779		$5.46	March 1, 2025
October 20, 2015	12,456	$	*) -	October 20, 2025
December 1, 2015	11,210		$5.46	December 1, 2025
April 2, 2016	14,476		$5.46	April 2, 2026

	130,502

*)	Represents an amount lower than $ 0.01.

g.	Stock-based compensation:

The Stock-based compensation expense recognized in the consolidated financial statements for services received from employees, directors and non-employees is shown in the following table:

	Nine months ended September 30,
	2016	2015
	Unaudited

Research and development	$190	$268
General and administrative expenses	64	24

	$254	$292

As of September 30, 2016, the total unrecognized estimated compensation cost related to non-vested stock options granted prior to that date was $243, which is expected to be recognized over a weighted average period of approximately 3.25 years.

Total weighted average grant date fair value of options grant in the nine months periods ended September 30, 2016 and 2015 was $0.58 and $0.55, respectively.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 7:-	SHAREHOLDERS' DEFICIENCY (Cont.)

h.
On August 31, 2015, the Company's Board of Directors approved grant of 11,781 RSU's to one of the Board of Directors' members with a vesting schedule of three years from September 3, 2015. During the nine months periods ended September 30, 2016 and 2015, expenses amounted to $22 and $9, respectively, have been recognized in the general and administrative expenses.

i.	Warrants' modification:

On October 3, 2013 ("Grant Date"), the Company granted warrant to strategic adviser to purchase 85,474 Ordinary Shares of the Company with an exercise price of $8.19. Such warrant is fully vested on the Grant Date is eligible for exercise during a period of three years commencing as of the issuance of the warrants and ending on the third annual anniversary of the Grant Date ("Exercise Period"). In addition, the warrant will be expired in the event of an IPO or an acquisition of the Company unless it was already converted.

In January 2016, the Company's Board of Directors approved the extension of the Exercise Period by replacing the aforementioned original warrant with a new warrant exercisable until December 31, 2017 or until the fifth anniversary of the Grant Date if event of IPO was occurred until December 31, 2016.

The Company accounted for the extension of the Exercise Period pursuant to ASC 718 as a modification. Accordingly, additional compensation of $94 was calculated as the fair value of the modified award in excess of the fair value of the original award measured immediately before its terms have been modified based on current circumstances and recorded incremental fair value as an immediate compensation expense in the general and administrative expenses in the statements of comprehensive loss during the nine months period ended September 30, 2016.

NOTE 8:-	RELATED PARTY BALANCES AND TRANSACTIONS

Balances with related parties:

	September 30,	December 31,
	2016	2015
	Unaudited

Convertible Notes (e)	$858	$586

Other accounts payable (b), (c), (f)	$73	$17

Loan from related party (a) (g)	$99	$29

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 8:-	RELATED PARTY BALANCES AND TRANSACTIONS (Cont.)

Related parties' expenses:

	Nine months ended September 30,
	2016	2015
	Unaudited
Amounts charged to:

General and administrative expenses (d) (f)	$182	$196

Research and Development expenses (b), (c)	$60	$82

Financial expense (a), (e) (g)	$49	$35

a.
On April 9, 2012, the Company signed a loan agreement with one of its shareholders for a total amount of $27. The loan bears an interest of 3% per annum and is payable on the earlier of December 31, 2015 or in two installments of $20 and $7. On November 2012, an amount of $20 was repaid by the Company.

On February 10, 2014, the Company signed a loan agreement with one of its shareholders for a total amount of $22. The loan bears an interest of 4% per annum and is payable at December 31, 2015.

b.
On September 9, 2012, the Company signed an agreement (which was amended at November 8, 2012) with a consultant, who is also one of the Company's shareholders. According to the agreement and amendment, the consultant will serve as the Company's Chief Medical Officer for a consideration of approximately $3 per month.  For the nine months periods ended September 30, 2016 and 2015, the company recorded expenses in the amount of $37 and $10, respectively.

c.
On December 15, 2012, the Company signed an agreement with a consultant, who is also one of the Company's shareholders. According to the agreement and amendment, the consultant will serve as the Company's Chief Scientific Officer based on hourly rate. For the nine months periods ended September 30, 2016 and 2015, the Company recorded expenses in the amounts of $23 and $72, respectively.

d.
On November 26, 2012, the Company signed an agreement with a consultant, who is also a related party of the Company. According to the agreement, the Company will receive legal and notary services from the consultant. For the nine months period ended September 30, 2015, the Company recorded expenses in the amounts of $37.

e.
Commencing December 2013, the Company signed a certain convertible note agreements of which consideration of $858 and $586 were with related parties as of September 30, 2016 and December 31, 2015, respectively (see also Note 5 for further details). The Convertible notes bear an interest rate of 8% per annum compounded annually. For the nine months periods ended September 30, 2016 and 2015, the Company recorded finance expenses in the amounts of $49 and $35, respectively.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 8:-	RELATED PARTY BALANCES AND TRANSACTIONS (Cont.)

f.
On October 1, 2014, the Company signed an agreement with a consultant, who is also one of the Company's shareholders. According to the agreement, the consultant will serve as the Company's Chief Executive Officer based on monthly rate. For the nine months periods ended September 30, 2016 and 2015, the Company recorded expenses in the amount of $182 and $159, respectively.

g.
In September 2016, the Company entered into loan agreement with existing shareholders pursuant to which the Company received amount of $70 ("Loan") which bears an interest rate of 16% per annum and shall be fully repaid in 12 months from the date it was funded. In case that full payment of the Loan at any time within 90 days of the funding, a minimum interest rate of 4% of the Loan shall be paid along with the Loan principal. For the nine months period ended September 30, 2016, the Company recorded expenses in the amounts of $1.

Subsequent to September 30, 2016, the Company received additional loan amounted to $160 with the same terms as mentioned above (see also Note 11b).

h.
In November 2016, the Company's Chief Executive Officer which is also one of the Company's shareholders has waived all his requirements for certain debts of the Company to him in total amount of $99 (see also Note 11e).

NOTE 9:-	FINANCIAL EXPENSE, NET

	Nine months ended September 30,
	2016	2015
	Unaudited

Financial expenses, net:
Bank charges and other	$6	$5
Imputed interest expense in respect to Convertible Notes	212	153
Foreign currency translation adjustments, net	(4)	23
Amortization of debt issuance costs	12	5
Amortization of BCF in respect to Convertible Notes	764	527

	$990	$713

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 10:-	BASIC AND DILUTED NET LOSS PER SHARE

The following table sets forth the computation of the Company's basic and diluted net loss per share of Ordinary Share:

	Nine months ended September 30,
	2016	2015
	Unaudited

Net comprehensive loss	$(2,746)	$(2,910)
Convertible Preferred A Shares accumulated dividend	(131)	(140)

Net loss attributable to Ordinary shares	$(2,877)	$(3,050)

Shares used in computing net loss per share of Ordinary shares, basic and diluted	1,448,750	1,448,363

Net loss per share of Ordinary share, basic and diluted	(1.99)	(2.11)

(*)
The net loss used for the computation of basic and diluted net loss per share include the compounded dividend of eight percent per annum which shall be distributed to shareholders in case of distributable assets determined in the AOA under the liquidation preference right (See also Note 7a2)

Convertible securities such as warrants to purchase Convertible Preferred A Shares, Convertible Preferred A Shares and stock options to grantees under the 2013 Plan, have been excluded from the calculation of the diluted net loss per share since their effect was anti-dilutive.

NOTE 11:-	SUBSEQUENT EVENTS

a.
The Company evaluates events or transactions that occur after the balance sheet date but prior to the issuance of the consolidated interim financial statements to identify matters that require additional disclosure. For its consolidated financial statements as of September 30, 2016 and for the nine months period then ended, the Company evaluated subsequent events through January 20, 2017, the date that the consolidated financial statements were issued. Except as described below, the Company has concluded that no subsequent event has occurred that require disclosure.

b.
In October 2016, the Company entered into loan agreement with existing shareholders pursuant to which the Company received amount of $160 ("Loan"). The Loan bears an interest rate of 16% per annum. The term of the repayment of the Loan in full will be 12 months from the date it was funded. In case that full payment of the Loan at any time within 90 days of the funding, a minimum interest rate of 4% of the Loan shall be paid along with the Loan principal.

ADVANCED INHALATION THERAPIES (AIT) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share data

NOTE 11:-	SUBSEQUENT EVENTS (Cont.)

c.
Subsequent to the balance sheet date, the convertible loans terms were changed such that immediately prior and subject to the consummation of the Company's IPO, the conversion discounted price will be amended such that it will be 60.5% of the price of the most senior shares of the Company upon mandatory conversion in the event of a "triggering event" (as defined in the agreement, e.g. initial public offering) and the Participation Rights which should have been granted will be forfeited.

d.
On October 28, 2016, the Company's Board of Directors and the shareholders approved a reverse share split of all outstanding Ordinary Shares of the Company, by way of issuance and distribution of bonus shares without a change in nominal value of the Company's outstanding shares at a ratio of approximately 8.03 for 1.

For accounting purposes, all Ordinary Shares, warrants to purchase Ordinary Shares and Convertible Preferred A Shares, options to purchase Ordinary Shares and loss per share amounts have been adjusted to give retroactive effect to this reverse share split for all periods presented in these consolidated financial statements. Any fractional shares resulting from the reverse share split will be rounded up to the nearest whole share.

e.	In November 2016, the Company's Chief Executive Officer has waived certain obligations of the Company to him in total amount of $99.

f.
On January 13, 2017 AITT, a Delaware corporation, and a wholly- owned subsidiary of AITT, Red Maple Ltd.  (“Merger Sub”), and the Company closed the transaction that was the subject of an Agreement and Plan of Merger and Reorganization dated December 29, 2016, as amended by that Amendment No. 1 to the Merger Agreement dated January 12, 2017 (the “Merger Agreement”). The Merger Agreement provides for (i) the merger of Merger Sub with and into the Company (the “Israeli Merger”), and (ii) the exchange of the Company’s shareholders’ shares of the Company's Ordinary Shares for shares of AITT common stock along with the other conditions set forth in the Merger Agreement, culminating with the Company, as the surviving entity in the Israeli Merger, being a wholly-owned subsidiary of AITT (the “Merger”).  The Israeli Merger was consummated on December 29, 2016 and the Merger closed on January 13, 2017. At the Closing of the Merger, all outstanding Series A Preferred Shares and convertible notes of the Company were converted into Ordinary shares of the Company.

g.
In December 2016 and January 2017, the Company entered into a securities purchase and registration rights agreement ("SPA") with certain investors. According to the SPA, the Company will sell Units in the minimum aggregate amount of $10,000 and up to maximum aggregate amount of $25,000.

Each Unit comprise one Ordinary share, NIS 0.01 par value per share, and one five-year warrant to purchase one Ordinary share at an exercise price of $6.9 per share. Each Unit is sold at a price per Unit of $6.

Immediately prior to the Closing of the Merger, the Company closed on approximately $10,200 of financing from the Investors under the SPAs and was obligated to issue the Investors an aggregate of 1,701,616 Ordinary Shares and warrants to acquire 1,701,616 Ordinary Shares.